THE ADVISORS' INNER CIRCLE FUND

                              UA S&P 500 INDEX FUND

                         SUPPLEMENT DATED MARCH 27, 2007
                                     TO THE
                        PROSPECTUSES DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following replaces the fourth footnote under the "Annual Fund Operating Expenses" table on page 7 of the prospectus:

         **** The actual total Fund operating expenses for Class I and Class II shares for the most recently completed fiscal year were less than the amount shown above because of the combined effect of the lower Management Fee for the portion of the fiscal year prior to April 14, 2006, and the Adviser's voluntary agreement to waive 0.04% of its Management Fee for the remainder of the fiscal year.
         As a result, the actual total annual Fund operating expenses were as follows:

                  Class I           0.10%
                  Class II          0.16%

         The Adviser discontinued this voluntary fee waiver effective March 20, 2007.

The following replaces the second paragraph under the heading "Investment Adviser" on page 8 of the prospectus:

         The Adviser, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the investment adviser to the Fund. Effective April 14, 2006, the Fund pays the Adviser an advisory fee at an annualized rate of 0.095% based on the Fund's average daily net assets. As of this date, the Adviser voluntarily agreed to waive 0.04% of its investment advisory fee. This voluntary fee waiver was discontinued effective March 20, 2007. Prior to April 14, 2006, Management Fees for the Fund were 0.01% for the first $2.5 billion and 0.005% for amounts over $2.5 billion, based on the average daily net assets of the Fund. During its most recent fiscal year, the Fund paid the Adviser an annual advisory fee of 0.03% based on the Fund's average daily net assets. The actual total annual Fund operating expenses for Class I and Class II shares were less than the amount shown because the Fund's Adviser has voluntarily agreed to waive a portion of its fees. With this fee waiver, the actual total annual Fund operating expenses for the most recently completed fiscal year were 0.10% and 0.16% for Class I and Class II shares, respectively. A discussion regarding the basis of the Board's approval of the Fund's investment advisory contract and current advisory fee can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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                         THE ADVISORS' INNER CIRCLE FUND

                              UA S&P 500 INDEX FUND

                         SUPPLEMENT DATED MARCH 27, 2007
                                     TO THE
         STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


The following replaces the first paragraph under the "Advisory Fees Paid to the Adviser" section on page S-14 of the SAI:

         For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.095% of the average daily net assets of the Fund. The Adviser voluntarily agreed to waive 0.04% of its investment advisory fee. This voluntary fee waiver was discontinued effective March 20, 2007.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.